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                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                                   FORM 8-K

                                CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                      the Securities Exchange Act of 1934

      Date of Report (Date of earliest event reported) - December 6, 1999

                         JCP MASTER CREDIT CARD TRUST
                         (Issuer of the Certificates)

                             JCP RECEIVABLES, INC.
            (Exact name of registrant as specified in its charter)

           Delaware                      0-17270                75-2231415
(State or other jurisdiction          (Commission              (IRS Employer
 of incorporation)                      File No.)            Identification No.)

6501 Legacy Drive, MS 1318
Plano, Texas                                                         75024

(Address of principal                                              (Zip code)
executive offices)

Registrant's telephone number, including area code: (972) 431-2082
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Item 2.  Acquisition or Disposition of Assets.
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         On December 6, 1999, J. C. Penney Company, Inc. ("JCPenney") completed its sale to General Electric Capital Corporation ("GE Capital") and certain of its affiliates of substantially all of the assets relating to JCPenney's consumer and commercial private label credit card business for total consideration of approximately $4 billion, including the assumption of debt. Pursuant to this transaction, JCP Receivables, Inc. ("JCPR") has transferred all of its right, title, and interest in the JCP Master Credit Card Trust ("Master Trust") to Star Receivables Funding, Inc., an affiliate of GE Capital. The terms of the transaction are contained in the Credit Card Asset Purchase and Sale Agreement and the Technical Amendment thereto by and among the parties thereto, which are included herein as Exhibit 2.1 and Exhibit 2.2, respectively. The schedules and exhibits to the Credit Card Asset Purchase and Sale Agreement have been omitted. JCPR hereby agrees to furnish supplementally a copy of any omitted schedule or exhibit to the Commission upon request.

Item 7.  Financial Statements and Exhibits.
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         (c)  Exhibits.

              2.1 Credit Card Asset Purchase and Sale Agreement, dated as of October 15, 1999, by and among J. C. Penney Company, Inc., JCPenney Card Bank, N.A., JCP Receivables, Inc., J. C. Penney Properties, Inc., General Electric Capital Corporation, Monogram Credit Card Bank of Georgia, and Star Receivables Funding, Inc.

              2.2 Technical Amendment to Credit Card Asset Purchase and Sale Agreement, dated as of December 6, 1999, by and among J. C. Penney Company, Inc., JCPenney Card Bank, N.A., JCP Receivables, Inc., J. C. Penney Properties, Inc., General Electric Capital Corporation, Monogram Credit Card Bank of Georgia, and Star Receivables Funding, Inc.

              4.1 Amendment No. 2 to Master Pooling and Servicing Agreement, dated as of October 15, 1999, between JCP Receivables, Inc.,
                    J. C. Penney Company, Inc., as Servicer, and The Fuji Bank and Trust Company, as Trustee.



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                                  SIGNATURES
                                  ----------

  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          JCP RECEIVABLES, INC.



                                           /s/ Catherine A. Walther
                                          ------------------------------
                                          Catherine A. Walther
                                          President

Date: December 21, 1999
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                                 Exhibit Index

Exhibit
Number         Description
------         -----------

 2.1 Credit Card Asset Purchase and Sale Agreement, dated as of October 15, 1999, by and among J. C. Penney Company, Inc., JCPenney Card Bank, N.A., JCP Receivables, Inc., J. C. Penney Properties, Inc., General Electric Capital Corporation, Monogram Credit Card Bank of Georgia, and Star Receivables Funding, Inc.

 2.2 Technical Amendment to Credit Card Asset Purchase and Sale Agreement, dated as of December 6, 1999, by and among J. C. Penney Company, Inc., JCPenney Card Bank, N.A., JCP Receivables, Inc., J. C. Penney Properties, Inc., General Electric Capital Corporation, Monogram Credit Card Bank of Georgia, and Star Receivables Funding, Inc.

 4.1 Amendment No. 2 to Master Pooling and Servicing Agreement, dated as of October 15, 1999, between JCP Receivables, Inc., J.
               C. Penney Company, Inc., as Servicer, and The Fuji Bank and Trust Company, as Trustee.